ALPHA ANALYTICS VALUE FUND

SUPPLEMENT DATED SEPTEMBER 15, 2003
TO PROSPECTUS DATED DECEMBER 1, 2002

The Board of Trustees of the Alpha Analytics Investment Trust has determined to redeem all outstanding shares of the Alpha Analytics Value Fund.  The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

Shares of the Fund are no longer available for purchase.

The Fund is no longer pursuing its investment objective.  As of September 26, 2003, all holdings in the Fund’s portfolio have been sold, and the proceeds are invested in money market instruments or held in cash.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Any shareholders that have not redeemed their shares of the Fund prior to October 29, 2003 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.  Prior to October 29, 2003, you may redeem your account, including reinvested distributions, in accordance with the section titled “How to Sell Shares” in the Prospectus.  Please call shareholder services at 1-877-257-4240 for more information.

This supplement and the Prospectus dated December 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated December 1, 2002, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-877-257-4240.